North Shore Acquisition Corp.

(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

North Shore Acquisition Corp.

We have audited the accompanying balance sheet of North Shore Acquisition Corp. (a corporation in the development stage) (the “Company”) as of December 7, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from June 26, 2007 (date of inception) to December 7, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Shore Acquisition Corp. (a corporation in the development stage) as of December 7, 2007, and the results of its operations and its cash flows for the period from June 26, 2007 (date of inception) to December 7, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey

December 12, 2007

North Shore Acquisition Corp.

(a corporation in the development stage)

BALANCE SHEET

December 7, 2007
ASSETS
Current assets—Cash	$415,390
Other asset, Cash held in Trust Fund (Note 1)	49,284,000
Total assets	$49,699,390
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities,
Accrued expenses	$96,390
Notes payable to stockholders	100,000
Total current liabilities	196,390
Long-term liabilities,
Deferred underwriters’ fee	1,512,000
Commons stock, subject to possible redemption, 2,519,999 shares (at redemption value)	19,713,599
Commitments
Stockholders’ equity
Preferred stock, $.0001 par value
Authorized 1,000,000 shares; none issued and outstanding
Common stock, $.0001 par value
Authorized 20,000,000 shares
Issued and outstanding 8,111,250 shares (which includes 2,159,999 subject to possible redemption)	811
Additional paid-in capital	28,281,460
Deficit accumulated during the development stage	(4,870)
Total stockholders’ equity	28,277,401
Total liabilities and stockholders’ equity	$49,699,390

The accompanying notes are an integral part of these financial statements.

North Shore Acquisition Corp.

(a corporation in the development stage)

STATEMENT OF OPERATIONS

Period from June 26, 2007 (date of inception) to December 7, 2007
Revenue	$—
Formation and operating expenses	5,195
Loss from operations	(5,195)
Other income, interest	325
Net loss applicable to common stockholders not subject to possible redemption	$(4,870)
Net loss per common share, basic and diluted	$0.00
Weighted average shares outstanding, basic and diluted	2,116,705

The accompanying notes are an integral part of these financial statements.

North Shore Acquisition Corp.

(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period June 26, 2007 (date of inception) to December 7, 2007

	Common Stock		Additional Paid-In Capital	Deficit accumulated during the development stage
	Shares	Amount			Total
Balance, June 26, 2007 (date of inception)	—	$—	$—	$—	$—
Sale of 1,811,250 shares of common stock to initial stockholders	1,811,250	181	24,819	—	25,000
Sale of 6,300,000 units, net of underwriters’ discount and offering expenses (includes 2,519,999 shares subject to possible redemption)	6,300,000	630	46,370,140	—	46,370,770
Common stock, subject to possible redemption of 2,519,999 shares	—		(19,713,599)	—	(19,713,599)
Proceeds from sale of warrants to initial stockholders	—	—	1,600,000	—	1,600,000
Proceeds from issuance of option	—	—	100	—	100
Net loss for the period		—	—	(4,870)	(4,870)
Balance, December 7, 2007	8,111,250	$811	$28,281,460	$(4,870)	$28,277,401

The accompanying notes are an integral part of these financial statements.

North Shore Acquisition Corp.

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

Period from June 26, 2007 (date of inception) to December 7, 2007
Cash Flows from Operating Activities
Net loss	$(4,870)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in cash attributable to change in current liability:
Accrued expenses	2,545
Net cash used in operating activities	(2,325)
Net cash used in Investing activities:
Cash held in Trust Fund	(49,284,000)
Cash Flows from Financing Activities
Proceeds from the issuance of common stock (public offering)	50,400,000
Proceeds from notes payable, shareholder	100,000
Proceeds from the issuance of common stock to initial stockholders	25,000
Proceeds from sale of warrants to initial shareholders	1,600,000
Proceeds from issuance of option	100
Payment of costs of public offering	(2,423,385)
Net cash provided by financing activities	49,701,715
Net increase in cash	415,390
Cash at the beginning of the period	––
Cash at the end of the period	415,390
Supplemental disclosures of non-cash financing activities:
Deferred underwriters’ fee	$1,512,000
Accrual of costs of public offering	$93,846

The accompanying notes are an integral part of these financial statements

North Shore Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

1.	Organization and Business Operations

North Shore Acquisition Corp. (a corporation in the development stage) (The “Company”) was incorporated in Delaware on June 26, 2007 as a blank check company whose objective is to acquire an operating business.

All activity from June 26, 2007 (date of inception) through December 7, 2007 relates to the Company’s formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective November 30, 2007. The Company consummated the offering on December 7, 2007 and received net proceeds of approximately $47,883,000 (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $47,684,000 of the net proceeds (not including the $1,600,000 investment by the Initial Stockholders – see Note 5) is being held in an interest-bearing trust account (“Trust Account”) including a portion of the underwriting discounts and commissions payable to the underwriters in this offering and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2(a)(7) promulgated under the Investment Company Act of 1940,until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s officers and directors have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,000,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements, as well as any amounts necessary to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 40% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,811,250 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

North Shore Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements—(Continued)

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 39.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (39.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying December 7, 2007 balance sheet.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination by November 30, 2009. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 3).

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United State of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities Exchange Commission (the “SEC”).

Development Stage Company

The Company complies with the reporting requirements of Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.”

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Fair Value of Financial Instruments

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107, “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the accompanying balance sheet.

Net Loss per Common Share

Loss per common share is based on the weighted average number of common shares outstanding. The Company complies with SFAS No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic income per common share excludes dilution and is computed by dividing income available to common stockholders by the weighted-average common shares outstanding for the period. Diluted income per common share reflects the potential dilution that could occur if warrants were to be exercised or otherwise resulted in the issuance of common stock that then shared in the earnings of the entity. The Company reported a net loss for the period June 26, 2007 (date of inception) to December 7, 2007 and, as a result, diluted loss per common share is the same as basic for the period, as any potentially dilutive securities would reduce the loss per common share and become anti-dilutive.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

On June 26, 2007 (date of inception), the Company adopted Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits.

The Company complies with SFAS 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company has not begun its trade or business for U.S. tax purposes. Accordingly, it could not yet recognize losses for expenditures. As a result a deferred tax asset of approximately $2,000 was established for the book loss recorded as well as a fully offsetting valuation allowance.

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

The effective tax rate differs from the statutory tax rate due to the establishment of the valuation allowance.

New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, expands disclosures about fair value measurements and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice.

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be its fiscal year beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 but does not expect that it will have a material impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This Statement permits entities to choose to measure many financial instruments at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

Redeemable common stock

The Company accounts for redeemable common stock in accordance with Emerging Issue Task Force D-98 “Classification and Measurement of Redeemable Securities”. Securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a redemption event, the redeemable securities should not be classified outside of permanent equity. As discussed in Note 1, the Business Combination will only be consummated if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of the Business Combination and Public Stockholders holding less than 40% (2,519,999) of common shares sold in the Offering exercise their conversion rights. As further discussed in Note 1, if a Business Combination is not consummated within 24 months, the Company will liquidate. Accordingly, 2,519,999 shares have been classified outside of permanent equity at redemption value. The Company recognized changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable common stock to equal its redemption value at the end of each reporting period. The initial per

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

share redemption price was appoximately $7.82 at December 7, 2007.
3.	Initial Public Offering

On December 7, 2007, the Company sold 6,300,000 units (“Units”) in the Offering. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant(s) (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of six months after the completion of a Business Combination or November 30, 2008 and expiring November 29, 2012. The Warrants will be redeemable, at the Company’s option, with the prior consent of EarlyBirdCapital, Inc., the representative of the underwriters in the Offering (“Underwriters”), at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Proposed Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company agreed to pay the Underwriter in the Offering an underwriting discount of 6.5% of the gross proceeds of the Offering and a non-accountable expense allowance of 0.5% of the gross proceeds of the Offering. However, the Underwriter has agreed that 3.0% of the underwriting discount will not be payable unless and until the Company completes a Business Combination and has waived their right to receive such payment upon the Company’s liquidation if it is unable to complete

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

a Business Combination. In connection with this Offering, the Company also issued an option (“Option”), for $100, to the Underwriter to purchase 420,000 Units at an exercise price of $8.80 per Unit. The Units issuable upon exercise of the Option are identical to the Units sold in the Offering. The Company intends to account for the fair value of the Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the Option is approximately $823,200 ($1.96 per Unit) using a Black-Scholes option-pricing model. The fair value of the Option granted to the Underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 20.43%, (2) risk-free interest rate of 4.82% and (3) expected life of 5 years. The Option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the Option (the difference between the exercise prices of the Option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the Option or underlying Warrants, the Option or Warrants, as applicable, will expire worthless.

4.	Note Payable, Stockholder

The Company issued a $75,000 unsecured promissory note to the Company’s Chairman of the Board and Chief Executive Officer on July 10, 2007, and a $25,000 unsecured promissory note to one of the Company’s Directors on August 20, 2007. The notes are non interest-bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

5.	Commitments

The Company presently occupies office space provided by an affiliate of the Company’s Chairman of the Board, President, and Vice President. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $8,000 per month for such services commencing on the effective date of the Proposed Offering.

Pursuant to letter agreements with the Company and the Underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

North Shore Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements—(Continued)

All of the Initial Stockholders purchased 1,600,000 Warrants (“Insider Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $1,600,000) privately from the Company upon consummation of the Offering. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the Warrants underlying the Units being offered in the Proposed Offering except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

The Initial Stockholders and holders of the Insider Warrants (or underlying securities) are entitled to registration rights with respect to their founding shares or Insider Warrants (or underlying securities), as the case may be, pursuant to an agreement dated November 30, 2007. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

6.	Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

7.	Common Stock	At December 7, 2007, 8,740,000 shares of common stock were reserved for issuance upon exercise of the Warrants and the Option.